                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--GNMA Series--1A

We consent to the use in this Post-Effective Amendment No. 12 to Registration Statement No. 33-04240 of our opinion dated February 16, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
March 24, 1999